EXHIBIT 32

Cummins Inc.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cummins Inc. (the “Company”) on Form 10-Q for the period ended June 26, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Theodore M. Solso, Chairman and Chief Executive Officer of the Company, and Patrick J. Ward, Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 28, 2011	/s/ THEODORE M. SOLSO
Theodore M. Solso
Chairman and Chief Executive Officer

July 28, 2011	/s/ PATRICK J. WARD
Patrick J. Ward
Vice President and Chief Financial Officer